SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 Form 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 19, 1996




Commission    Registrant; State of Incorporation;      IRS Employer
File Number       Address; and Telephone Number      Identification No.
- -----------   -------------------------------------  ------------------

1-11375        UNICOM CORPORATION                        36-3961038
               (an Illinois corporation)
               37th Floor, 10 South Dearborn Street
               Post Office Box A-3005
               Chicago, Illinois 60690-3005
               312/394-7399


1-1839         COMMONWEALTH EDISON COMPANY               36-0938600
               (an Illinois corporation)
               37th Floor, 10 South Dearborn Street
               Post Office Box 767
               Chicago, Illinois 60690-0767
               312/394-4321


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Item 5.  Other Events.

     On September 19, 1996, the Circuit Court of Cook County, Illinois approved a settlement reached by Commonwealth Edison
Company ("ComEd") and Westinghouse Electric Corporation ("Westinghouse") relating to ComEd's pending claims involving the steam generators supplied by Westinghouse for use in ComEd's Braidwood, Byron and Zion nuclear generating stations. The settlement terminates the litigation, including Westinghouse's counterclaim against ComEd. The settlement includes a combination of cash payments to ComEd and discounts with respect to ComEd's future purchases of Westinghouse goods and services over a period of years. For additional information regarding the claims and the counterclaim, see "Part II. Other Information," subcaption "Item 1. Legal Proceedings -- Litigation," in Unicom Corporation's and ComEd's Quarterly Report on Form 10-Q for the quarterly period ended June
30, 1996.

                                SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                          UNICOM CORPORATION
                                             (Registrant)


Date:  September 19, 1996               By:    John C. Bukovski
                                             --------------------
                                               John C. Bukovski
                                                Vice President






                                      COMMONWEALTH EDISON COMPANY
                                             (Registrant)


Date:  September 19, 1996               By:    John C. Bukovski
                                             --------------------
                                               John C. Bukovski
                                                Vice President